JPMORGAN U.S. EQUITY FUNDS

                        JPMorgan Value Opportunities Fund
                            Institutional Class Share

              Supplement dated October 19, 2004 to Prospectus dated
                  May 1, 2004 as supplemented October 15, 2004


     Institutional Class Shares of the JPMorgan Value Opportunities Fund will be available for purchase on January 3, 2005.